UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
100 Park Avenue,  35th Floor
New York, New York 10017
(Name and address of agent for service)

Copy to:

John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP

125 Broad Street
New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1.  Report to Shareholders

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the

New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2012	2011
Net assets applicable to Common Stock -
December 31	$955,417,661	$886,537,370
Net investment income	6,973,024	5,295,369
Net realized gain	60,458,284	19,507,647
Net increase (decrease) in unrealized appreciation	84,267,705	(42,899,858)
Distributions to Preferred Stockholders	(11,311,972)	(11,311,972)

Per Common Share-December 31
Net asset value	$32.68	$29.78
Market price	$27.82	$24.91
Discount from net asset value	-14.9%	-16.4%

Common Shares outstanding-Dec. 31	29,233,972	29,766,389
Market price range* (high-low)	$29.62-25.37	$28.68-$21.80
Market volume-shares	9,079,151	10,308,012
*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
		Ordinary		Long-Term
Record Date	Payment Date	Income		Capital Gain	Total

Common Stock

Nov. 19, 2012	Dec. 28, 2012	$0.170000	(a)	$1.230000	$1.400000
Dec. 24, 2012	Jan. 31, 2013	0.059686	(b)	0.540314	0.600000
Total from 2012 earnings		$0.229686		$1.770314	$2.000000
(a) Includes short-term gains in the amount of $.011198 per share.
(b) Includes short-term gains in the amount of $.003932 per share.

Nov. 14, 2011	Dec. 23, 2011	$0.158060	(c)	$0.341940	$0.500000
Total from 2011 earnings
(c) Includes short-term gains in the amount of $.011020 per share.

Preferred Stock

Mar. 7, 2012	Mar. 26, 2012	$.042434		$.329441	$.371875
Jun. 7, 2012	Jun. 25, 2012	.042434		.329441	.371875
Sept. 7, 2012	Sept. 24, 2012	.042434		.329441	.371875
Dec. 7, 2012	Dec. 24, 2012	.042434		.329441	.371875
Total for 2012		$.169736	(d)	$1.317764	$1.487500
(d) Includes short-term gains in the amount of $.011180 per share ($.002795 per quarter).

Mar. 7, 2011	Mar. 24, 2011	$.117557		$.254318	$.371875
Jun. 7, 2011	Jun. 24, 2011	.117557		.254318	.371875
Sept. 7, 2011	Sept. 26, 2011	.117557		.254318	.371875
Dec. 7, 2011	Dec. 27, 2011	.117557		.254318	.371875
Total for 2011		$.470228	(e)	$1.017272	$1.487500
(e) Includes short-term gains in the amount of $.032784 per share ($.008196 per quarter).

General American Investors Company, Inc
100 Park Avenue, New York, NY 10017
(212) 916-8400 (800) 436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

General American Investors’ net asset value (NAV)				Thus reasonable valuations in equity markets, particu-
per Common Share (assuming reinvestment of				larly when compared to bond yields, should provide for
all dividends) increased 17.3% for the year ended				continued performance from equities as an asset class.
December 31, 2012. The U.S. stock market was up				Our focus remains on finding well-managed businesses
16.0% for the year, as measured by our benchmark, the				at reasonable valuations and with opportunities for
Standard & Poor’s 500 Stock Index (including income).				growth and successful capital allocation.
The return to our Common Stockholders increased by
19.8% and the discount at which our shares traded to				As part of an ongoing effort to maximize shareholder
their NAV continued to fluctuate and on December 31,				value, over 4% of the Company’s shares were repur-
2012, it was 14.9%.				chased in 2012 at an average discount to NAV of 14.5%.
The Board of Directors has authorized repurchases of
The table that follows provides a comprehensive presen-				Common Shares when they are trading at a discount to
tation of our performance and compares our returns on				NAV of at least 8%.
an annualized basis with the S&P 500.
	Stockholder Return			In December 2012, the Board of Directors renewed au-
Years	(Market Value)	NAV Return	S&P 500	thority originally granted in 2008 to repurchase up to
1 million outstanding shares of its 5.95% Cumulative
3	9.7%	9.3%	10.9%	Preferred Stock when the shares are trading at a market
5	-1.3	-0.3	1.6	price below the liquidation preference of $25.00 per
10	6.8	7.0	7.0	share.
20	8.5	9.4	8.2
30	11.4	12.1	10.8	As announced on December 12, 2012, Spencer Davidson,
40	11.8	11.9	9.8	President and Chief Executive Officer of the Company,
50	11.6	12.2	9.8	retired effective December 31, 2012 after eighteen years
of serivce as Chief Executive Officer. Effective January
1, 2013, Jeffrey W. Priest was appointed Chief Executive
The U.S. economy generated modest economic growth				Officer and Portfolio Manager of the Company.
in 2012, owing to improvements in employment,				Previously, he was appointed President of the Company
housing, and consumer spending. This performance				on February 1, 2012.
occurred in the face of concerns over the increasing
national debt—as reflected in the fiscal cliff debates,				Also annouced on December 12, 2012, Carole Anne
the coming debt-ceiling negotiations, and the bud-				Clementi, an employee of the Company for more than
get sequestration battles in Congress—the effects of				thirty-nine years and Corporate Secretary since October
Hurricane Sandy, and a general worldwide economic				1994, retired effective December 31, 2012. Effective
malaise that has lingered for all too long. The upticks				January 1, 2013, Maureen E. LoBello, who has been an
in growth, in conjunction with diminished fear over				employee of the Company since 1992 and Assistant
Europe’s economic future and the adoption of the				Corporate Secretary since 2005, was appointed Corporate
fourth series of quantitative easing by the Fed, enabled				Secretary.
world and U.S. equity markets to improve substantially
during the past year, especially in the last quarter.				In addition, the Company is pleased to report that on
January 1, 2013, Craig A. Grassi, an employee of the
Ironically, reported earnings for 2012 appear to be				Company since 1991 and Assistant Vice-President since
lower than many analysts had assumed earlier in the				2005, was appointed Vice-President.
last year, leaving U.S. markets with higher than antici-
pated earnings multiples. Simultaneously, forecasts				Information about the Company, including our invest-
for earnings of companies in the S&P 500 this year				ment objectives, operating policies and procedures,
are back-end loaded, reflecting the political and fis-				investment results, record of dividend payments, finan-
cal uncertainties still present both in the U.S. and				cial reports and press releases, etc., is available on our
Europe. Conversely, Asia, particularly China, appears				website, which can be accessed at
to be maintaining positive momentum, via a number				www.generalamericaninvestors.com.
of fiscal and monetary policy levers, following a weaker
performance in the first half of 2012.				By Order of the Board of Directors,

Given the magnitude of the budget and fiscal problems				Spencer Davidson
in most of the Organization of Economic Cooperation				Chairman of the Board
and Development, the rising inflationary implications
of policies in the emerging markets, and the policy				Jeffrey W. Priest
responses adopted to date by most countries, we con-				President and Chief Executive Officer
tinue to look for only modest improvements in real
economic growth both here in the US and abroad. But				January 16, 2013
we remain guardedly optimistic that the improvements
seen in markets and economies since the financial cri-
sis of 2008 will continue.

	General American Investors,		As a closed-end investment
Corporate	established in 1927, is one	“GAM”	company, the Company does
Overview	of the nation’s oldest closed-	Common	not offer its shares continu-
	end investment companies.	Stock	ously. The Common Stock is
	It is an independent organiza-		listed on The New York Stock
	tion that is internally managed. For regula-		Exchange (symbol, GAM) and
	tory purposes, the Company is classified		can be bought or sold in the same manner as
	as a diversified, closed-end management		all listed stocks. Net asset value is computed
	investment company; it is registered under		and published on the Company’s website daily
	and subject to the Investment Company Act		(on an unaudited basis) and is also furnished
	of 1940 and Sub-Chapter M of the Internal		upon request. It is also available on most
Revenue Code.			electronic quotation services using the symbol
“XGAMX.” Net asset value per share (NAV),
	The primary objective of		market price, and the discount or premium
Investment	the Company is long-term		from NAV as of the close of each week, is pub-
Policy	capital appreciation. Lesser		lished in Barron’s and The Wall Street Journal,
	emphasis is placed on cur-		Monday edition.
rent income. In seeking to
	achieve its primary objective, the Company		While shares of the Company usually sell at
	invests principally in common stocks		a discount to NAV, as do the shares of most
	believed by its management to have better		other domestic equity closed-end investment
	than average growth potential.		companies, they occasionally sell at a premium
over NAV. During 2012, the stock sold at dis-
counts to NAV which ranged from 13.2% (May
	The Company’s investment approach		14) to 16.4% (January 3). At December 31, the
	focuses on the selection of individual stocks,		price of the stock was at a discount of 14.9%.
each of which is expected to meet a clearly
defined portfolio objective. A continu-
	ous investment research program, which		Since March 1995, the Board of Directors has
	stresses fundamental security analysis, is		authorized the repurchase of Common Stock
	carried on by the officers and staff of the		in the open market when the shares trade at a
	Company under the oversight of the Board		discount to net asset value of at least 8%.
of Directors. The Directors have a broad
	range of experience in business and financial		On September 24, 2003, the
	affairs.	“GAM Pr B”	Company issued and sold
		Preferred	in an underwritten offering
		Stock	8,000,000 shares of its 5.95%
	Effective January 1, 2013,		Cumulative Preferred Stock,
Portfolio	Mr. Jeffrey W. Priest, became		Series B with a liquidation
Manager	responsible for the man-		preference of $25 per share ($200,000,000 cur-
	agement of the Company.		rently in the aggregate). The Preferred Shares
	He was appointed Chief		are rated “A1” by Moody’s Investors Service,
	Executive Officer and		Inc. and are listed and traded on The New
	Portfolio Manager on that date and he has		York Stock Exchange (symbol, GAM Pr B).
	been President since February 1, 2012. Mr.		The Preferred Shares are available to leverage
	Priest joined the Company in 2010 as a se-		the investment performance of the Common
	nior investment analyst and has spent his		Stockholders, it may also result in higher mar-
	entire 27-year business career on Wall Street.		ket volatility for the Common Stockholders.
Mr. Priest succeeds Mr. Spencer Davidson
	who served as Chief Executive Officer and		On December 10, 2008, the Board of Directors
	Portfolio Manager from 1995 through 2012.		authorized the repurchase of up to 1 million
	Mr. Davidson remains closely involved in		Preferred Shares in the open market at prices
	the Company as its Chairman of the Board		below $25 per share and that authority re-
	of Directors.		mains available to the Company.

	The Company’s dividend and		istered by our transfer agent, is a system that
Dividend	distribution policy is to dis-		allows for book-entry ownership and electronic
and	tribute to stockholders before		transfer of our Common Shares. Accordingly,
Distribution	year-end substantially all or-		when Common Shareholders, who hold their
Policy	dinary income estimated for		shares directly, receive new shares resulting
	the full year and capital gains		from a purchase, transfer or dividend pay-
realized during the ten-month period ended			ment, they will receive a statement showing
October 31 of that year. If any additional capi-			the credit of the new shares as well as their
tal gains are realized and available or ordinary			Plan account and certificated share balances.
income is earned during the last two months			A brochure which describes the features and
of the year, a “spill-over” distribution of these			benefits of the Investors Choice Plan, includ-
amounts may be paid. Dividends and distri-			ing the ability of shareholders to deposit
butions on shares of Preferred Stock are paid			certificates with our transfer agent, can be
quarterly. Distributions from capital gains and			obtained by calling American Stock Transfer
dividends from ordinary income are allocated			& Trust Company at 1-800-413-5499, calling
proportionately among holders of shares of			the Company at 1-800-436-8401 or visiting
Common Stock and Preferred Stock.			our website: www.generalamericaninvestors.
com - click on Distribution & Reports, then Report
Dividends from income have been paid con-		Downloads.
tinuously on the Common Stock since 1939
and capital gain distributions in varying			The Company collects non-
amounts have been paid for each of the years			public personal information
1943-2012 (except for the year 1974). (A table		Privacy	about its customers (stock-
listing dividends and distributions paid during		Policy and	holders) with respect to their
the 20-year period 1993-2012 is shown at the		Practices	transactions in shares of the
bottom of page 4.) To the extent that shares			Company’s securities but
can be issued, dividends and distributions are			only for those stockholders
paid to Common Stockholders in additional			whose shares are registered in their names.
shares of Common Stock unless the stockhold-			This information includes the stockholder’s
er specifically requests payment in cash.			address, tax identification or Social Security
number and dividend elections. We do not
	The policies and procedures		have knowledge of, nor do we collect personal
Proxy Voting	used by the Company to de-		information about, stockholders who hold the
Policies,	termine how to vote proxies		Company’s securities at financial institutions
Procedures	relating to portfolio securities		in “street name” registration.
and Record	and the Company’s proxy
	voting record for the 12-		We do not disclose any nonpublic personal
	month period ended June		information about our current or former stock-
30, 2012 are available: (1) without charge,			holders to anyone, except as permitted by law.
upon request, by calling the Company at its			We also restrict access to nonpublic personal
toll-free number (1-800-436-8401), (2) on the			information about our stockholders to those
Company’s website at www.generalamerican-			few employees who need to know that infor-
investors.com and (3) on the Securities and			mation to perform their responsibilities. We
Exchange Commission’s website at www.sec.			maintain safeguards that comply with federal
gov.			standards to guard our stockholders’ personal
information.
The Company makes avail-
Direct	able direct registration for
Registration	its Common Shareholders.
Direct registration, which is an
element of the Investors Choice Plan admin-

Total return on $10,000
investment for 20 years
ended December 31, 2012

The investment return for a Common Stockholder of General American Investors (GAM)
over the 20 years ended December 31, 2012 is shown in the table below and in the accompanying chart. The return based on GAM’s net asset value (NAV) per Common
Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1993.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assum-
ing reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the rein-
vestment prices indicated above.

Standard & Poor’s 500 Return is the time-weighted total rate of return on this widely-recog-
nized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The graph and tables below do not reflect the deduction of taxes that a stockholder would pay on
Company distributions or the sale of Company shares.

		GENERAL AMERICAN INVESTORS			STANDARD & POOR’S 500
	STOCKHOLDER RETURN		NET ASSET VALUE RETURN		RETURN
	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL	CUMULATIVE	ANNUAL
	INVESTMENT	RETURN	INVESTMENT	RETURN	INVESTMENT	RETURN
1993	$8,408	-15.92%	$9,825	-1.75%	$11,012	10.12%
1994	7,747	-7.86	9,556	-2.74	11,152	1.27
1995	9,391	21.22	11,809	23.58	15,334	37.50
1996	11,220	19.48	14,167	19.97	18,847	22.91
1997	15,998	42.58	18,708	32.05	25,128	33.33
1998	21,007	31.31	25,282	35.14	32,303	28.55
1999	29,246	39.22	34,485	36.40	39,073	20.96
2000	34,832	19.10	40,568	17.64	35,521	-9.09
2001	36,340	4.33	40,081	-1.20	31,298	-11.89
2002	26,452	-27.21	30,854	-23.02	24,369	-22.14
2003	33,597	27.01	39,308	27.40	31,328	28.56
2004	36,550	8.79	43,385	10.37	34,709	10.79
2005	42,910	17.40	50,413	16.20	36,385	4.83
2006	50,110	16.78	56,583	12.24	42,083	15.66
2007	54,480	8.72	61,116	8.01	44,360	5.41
2008	28,220	-48.20	34,824	-43.02	27,914	-37.07
2009	38,622	36.86	45,995	32.08	35,297	26.45
2010	44,895	16.24	53,037	15.31	40,613	15.06
2011	42,520	-5.29	51,515	-2.87	41,478	2.13
2012	50,926	19.77	60,432	17.31	48,111	15.99

This table shows dividends and distributions on the Company’s Common Stock for the prior 20-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gains earned in the prior year.

		EARNINGS SOURCE					EARNINGS SOURCE
		SHORT-TERM	LONG-TERM	RETURN OF			SHORT-TERM	LONG-TERM	RETURN OF
YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL	YEAR	INCOME	CAPITAL GAINS	CAPITAL GAINS	CAPITAL
1993	$.060	—	$2.340	—	2003	$.020	—	$.590	—
1994	.060	—	1.590	—	2004	.217	—	.957	—
1995	.100	$.030	2.770	—	2005	.547	$.041	1.398	—
1996	.200	.050	2.710	—	2006	.334	—	2.666	—
1997	.210	—	2.950	—	2007	.706	.009	5.250	—
1998	.470	—	4.400	—	2008	.186	—	.254	—
1999	.420	.620	4.050	—	2009	.103	.051	.186	$.010
2000	.480	1.550	6.160	—	2010	.081	.033	.316	—
2001	.370	.640	1.370	—	2011	.147	.011	.342	—
2002	.030	—	.330	—	2012	.215	.015	1.770	—

	INCREASES	SHARES TRANSACTED	SHARES HELD
ADDITIONS	Apache Corporation	35,000	331,478
	Apple Inc.	17,000	67,000
	Cytokinetics, Incorporated	202,111	702,111
	Kohl’s Corporation	50,000	284,050
	MetLife, Inc.	50,000	400,000
	Nelnet, Inc.	14,500	670,000
	Towers Watson & Co. Class A	23,000	263,998
	Vodafone Group plc ADR	80,000	473,100

	DECREASES
ELIMINATIONS	Dell Inc.	555,000	—
	Devon Energy Corporation	130,062	—
	Freeport-McMoRan Copper & Gold Inc.	200,000	—
	Intercell AG	198,479	—
	Teradata Corporation	100,000	—

REDUCTIONS	Alpha Natural Resources, Inc.	342,700	425,000
	Arch Capital Group Ltd.	35,000	825,000
	Epoch Holding Corporation	754,105	912,562
	JPMorgan Chase & Co.	20,000	500,000
	PartnerRe Ltd.	15,000	260,000
	Platinum Underwriters Holdings, Ltd.	20,000	400,000
	The Manitowoc Company, Inc.	75,000	825,000

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of December 31, 2012 is shown in the table.

	DECEMBER 31, 2012
INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS*
Financials
Banks	$10,560	$20,012	2.1%
Diversified Financials	47,073	88,179	9.2
Insurance	76,768	160,371	16.8
	134,401	268,562	28.1
Consumer Staples
Food, Beverage & Tobacco	66,763	114,986	12.0
Food & Staples Retailing	12,042	38,949	4.1
	78,805	153,935	16.1
Consumer Discretionary
Automobiles & Components	34,972	34,142	3.6
Consumer Services	8,679	10,627	1.1
Retailing	44,128	104,998	11.0
	87,779	149,767	15.7
Information Technology
Semiconductors & Semiconductor Equipment	4,664	20,080	2.1
Software & Services	20,749	21,234	2.2
Technology Hardware & Equipment	60,617	97,821	10.2
	86,030	139,135	14.5
Industrials
Capital Goods	45,597	64,537	6.8
Commercial & Professional Services	52,679	64,168	6.7
	98,276	128,705	13.5
Energy	71,808	87,779	9.2
Miscellaneous**	51,117	54,211	5.7
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	29,510	46,929	4.9
Telecommunication Services	12,457	11,917	1.2
Materials	8,941	8,632	0.9
	659,124	1,049,572	109.8
Short-Term Securities	119,249	119,249	12.5
Total Investments	778,373	1,168,821	122.3
Other Assets and Liabilities - Net		(23,286)	(2.4)
Preferred Stock		(190,117)	(19.9)
Net Assets Applicable to Common Stock		$955,418	100.0%

* Net assets applicable to the Company’s Common Stock.

** Securities which have been held for less than one year, not previously disclosed and not restricted.

(see notes to financial statements)

 The statement of investments as of December 31, 2012, shown on pages 8 and 9 includes 51 security issues.
 Listed here are the ten largest holdings on that date.

			% COMMON
	SHARES	VALUE	NET ASSETS*

THE TJX COMPANIES, INC.	1,544,668	$65,571,157	6.9%
Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the
U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.

QUALCOMM INCORPORATED	700,000	43,301,720	4.5
QUALCOMM is a leading developer of intellectual property and semiconductors for the mobile communications industry. The
company stands to benefit greatly from the global adoption of mobile data applications.

DIAGEO PLC ADR	350,000	40,803,000	4.3
Diageo produces, distills and markets alcoholic beverages worldwide.
The company’s portfolio includes Smirnoff, Johnnie Walker, Jose
Cuervo, Captain Morgan, Tanqueray and Guinness. Additionally,
Diageo markets numerous regional and local brands. The company generates excess cash flow which it uses to acquire different brands, pay dividends and buyback its stock.

COSTCO WHOLESALE CORPORATION	394,500	38,948,985	4.1
Costco is the world’s largest wholesale club with a record of steady growth in sales and profits as it continues to gain share of the consumer dollar in the U.S. and overseas.

ARCH CAPITAL GROUP LTD.	825,000	36,316,500	3.8
Arch Capital, a Bermuda-based insurer/reinsurer, generates premiums of approximately $3 billion and has a high quality, well-reserved
A-rated balance sheet. This company has a strong management team that exercises prudent underwriting discipline, efficient expense control, and steady capital management resulting in above-average earnings and book value growth.

APPLE INC.	67,000	35,655,584	3.7
Apple designs, manufactures and markets mobile communications and media devices, personal computers and portable digital music players, and sells device related software, services, peripherals and third-party content and applications. The company’s growth pro-
spects look favorable as the shift to mobile computing expands globally and as more products and services are added to the Apple ecosystem.

NESTLE S.A.	450,000	29,290,122	3.1
Nestle is a well-managed geographically diversified global food company with a favorably-positioned product portfolio and an excellent AA-rated balance sheet. Solid volume growth, strong pricing power, expense control and steady capital management yield durable above-average long-term total return potential.

REPUBLIC SERVICES, INC.	957,100	28,071,743	2.9
Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.

UNILEVER N.V.	728,845	27,717,429	2.9
Unilever N.V. is a well-managed, primarily emerging market-based, global consumer goods manufacturer focusing on personal care, home care, food and refreshment products and operates with a solid A+ rated balance sheet. Advantageous geographic positioning coupled with strong volume growth, pricing power and manage-
ment execution should provide above-average long-term total return.

TARGET CORPORATION	460,000	27,218,200	2.8
Target is the nation’s second largest discount chain with superior management and meaningful growth opportunities.

		$372,894,440	39.0%

*Net assets applicable to the Company’s Common Stock.

	SHARES	COMMON STOCKS		VALUE (NOTE 1a)
CONSUMER	AUTOMOBILES AND COMPONENTS (3.6%)
DISCRETIONARY (15.7%)	1,264,063	Ford Motor Company		$16,369,616
	330,211	Visteon Corporation (a)		17,771,956
			(COST $34,971,752)	34,141,572
	CONSUMER SERVICES (1.1%)
	750,000	International Game Technology	(COST $8,678,620)	10,627,500
	RETAILING (11.0%)
	284,050	Kohl’s Corporation		12,208,469
	460,000	Target Corporation		27,218,200
	1,544,668	The TJX Companies, Inc.		65,571,157
			(COST $44,127,891)	104,997,826
			(COST $87,778,263)	149,766,898

CONSUMER STAPLES	FOOD, BEVERAGE AND TOBACCO (12.0%)
(16.1%)	350,000	Diageo plc ADR		40,803,000
	450,000	Nestle S.A.		29,290,122
	250,991	PepsiCo, Inc.		17,175,314
	728,845	Unilever N.V.		27,717,429
			(COST $66,763,393)	114,985,865
	FOOD AND STAPLES RETAILING (4.1%)
	394,500	Costco Wholesale Corporation	(COST $12,041,935)	38,948,985
			(COST $78,805,328)	153,934,850

ENERGY	425,000	Alpha Natural Resources, Inc. (a)		4,139,500
(9.2%)	331,478	Apache Corporation		26,021,023
	300,000	Canadian Natural Resources Limited		8,661,000
	750,000	Halliburton Company		26,017,500
	2,050,000	Weatherford International Ltd. (a)		22,939,500
			(COST $71,807,643)	87,778,523

FINANCIALS	BANKS (2.1%)
(27.8%)	425,000	Bond Street Holdings LLC, Class A (a) (b)		7,862,500
	75,000	Bond Street Holdings LLC, Class B (a) (c)		1,318,125
	110,000	M&T Bank Corporation		10,831,700
			(COST $10,560,176)	20,012,325
	DIVERSIFIED FINANCIALS (8.9%)
	315,000	American Express Company		18,106,200
	912,562	Epoch Holding Corporation		25,460,480
	500,000	JPMorgan Chase & Co.		21,984,500
	670,000	Nelnet, Inc.		19,959,300
			(COST $44,207,265)	85,510,480
	INSURANCE (16.8%)
	330,492	Aon Corporation		18,378,660
	825,000	Arch Capital Group Ltd. (a)		36,316,500
	110	Berkshire Hathaway Inc. Class A (a)		14,746,600
	240,000	Everest Re Group, Ltd.		26,388,000
	53,500	Forethought Financial Group Inc. Class A (a) (d)		12,037,500
	400,000	MetLife, Inc.		13,176,000
	260,000	PartnerRe Ltd.		20,927,400
	400,000	Platinum Underwriters Holdings, Ltd.		18,400,000
			(COST $76,767,943)	160,370,660
			(COST $131,535,384)	265,893,465

HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES (4.9%)
(4.9%)	150,000	Celgene Corporation (a)		11,770,500
	702,111	Cytokinetics, Incorporated (a)		463,393
	214,300	Gilead Sciences, Inc. (a)		15,740,335
	755,808	Pfizer Inc.		18,954,909
			(COST$29,510,182)	46,929,137

	SHARES	COMMON STOCKS (Continued)		VALUE (NOTE 1a)

INDUSTRIALS	CAPITAL GOODS (6.8%)
(13.5%)	1,200,000	ABB Ltd. ADR		$24,948,000
	825,000	The Manitowoc Company, Inc.		12,936,000
	325,000	United Technologies Corporation		26,653,250
			(COST$45,597,425)	64,537,250
	COMMERCIAL AND PROFESSIONAL SERVICES (6.7%)
	957,100	Republic Services, Inc.		28,071,743
	263,998	Towers Watson & Co. Class A		14,839,328
	630,000	Waste Management, Inc.		21,256,200
			(COST $52,678,764)	64,167,271
			(COST $98,276,189)	128,704,521

INFORMATION TECH-	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (2.1%)
NOLOGY (14.5%)	311,850	ASML Holding N.V.	(COST $4,663,838)	20,080,021
	SOFTWARE AND SERVICES (2.2%)
	795,000	Microsoft Corporation	(COST $20,749,343)	21,234,211

	TECHNOLOGY HARDWARE AND EQUIPMENT (10.2%)
	67,000	Apple Inc.		35,655,584
	960,000	Cisco Systems, Inc.		18,863,424
	700,000	QUALCOMM Incorporated		43,301,720
			(COST $60,616,756)	97,820,728
			(COST $86,029,937)	139,134,960

MATERIALS	200,000	Nucor Corporation	(COST $8,941,303)	8,632,000
(0.9%)
MISCELLANEOUS		Other (e)	(COST $51,117,146)	54,211,389
(5.7%)
TELECOMMUNICATION	473,100	Vodafone Group plc ADR	(COST $12,456,566)	11,917,389
SERVICES (1.2%)
	TOTAL COMMON STOCKS (109.5%)		(COST $656,257,940)	1,046,903,132

	WARRANTS	WARRANT
FINANCIALS (0.3%)	225,000	JPMorgan Chase & Co. Expires 10/28/2018 (a)	(COST $2,865,853)	2,668,500
	SHARES	SHORT-TERM SECURITIES AND OTHER ASSETS
	119,248,846	SSgA U.S. Treasury Money Market Fund (a) (12.5%)	(COST $119,248,846)	119,248,846

TOTAL INVESTMENTS (f) (122.3%)			(COST $778,372,639)	1,168,820,478
Liabilities in excess of receivables and other assets (-2.4%)				(23,285,642
				1,145,534,836
PREFERRED STOCK (-19.9%)				(190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$955,417,661

	STATEMENT OF CALL OPTIONS WRITTEN

CALL OPTION	CONTRACTS(100 SHARES EACH)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		VALUE (NOTE 1a)
SEMICONDUCTORS AND EQUIPMENT
	300	ASML Holding N.V./April 20, 2013/$4.40
			(PREMIUM RECEIVED $104,999)	132,000

ADR - American Depository Receipt (a) Non-income producing security.

(b) Level 3 fair value measurement, restricted security acquired 11/04/09, aggregate cost $8,500,000, unit cost is $20.00 per share and fair value is $18.50 per share, note 2. Fair value is based upon bid and or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.

Amount represents .82% of net assets.

(c) Level 3 fair value measurement, restricted security acquired 05/21/12, aggregate cost $1,500,000, unit cost is $20.00 per share and fair value is $17.58 per share,note 2. Fair value is based upon a judgmentally discounted bid price provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share Amount represents .14% of net assets.

(d) Level 3 fair value measurement, restricted security acquired 11/03/09, aggregate cost $10,748,000, unit cost is $200.90 per share and fair value is $225.00 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters as well as actual transaction prices resulting from limited trading in the security. Significant increases (decreases) in the relative valuation metrics of the peer group companies may result in higher (lower) estimates of fair value. Amount represents 1.26% of net assets.

(e) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(f) At December 31, 2012: the cost of investments for Federal income tax purposes was:  aggregate gross unrealized appreciation was $412,723,576, aggregate gross unrealized depreciation of $22,329,865, and net unrealized appreciation was $390,393,711.  The difference between book-basis and tax-basis net unrealized appreciation (depreciation) was attributable to the tax deferral of losses on wash sales.

(see notes to financial statements)

ASSETS	DECEMBER 31, 2012

INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $656,257,940)	$1,046,903,132
Warrant (cost $2,865,853)	2,668,500
Money market fund (cost $119,248,846)	119,248,846
Total investments (cost $778,372,639)	1,168,820,478
RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	694,235
Dividends, interest and other receivables	899,703
Qualified pension plan asset, net excess funded (note 7)	995,001
Prepaid expenses, fixed assets and other assets	1,877,099

TOTAL ASSETS	1,173,286,516

LIABILITIES

Payables for securities purchased	1,711,573
Dividend accrued on common stock	17,080,713
Accrued preferred stock dividend not yet declared	219,955
Outstanding option written, at value (premium received $104,999)	132,000
Accrued supplemental pension plan liability (note 7)	5,016,410
Accrued supplemental thrift plan liability (note 7)	2,504,276
Accrued expenses and other liabilities	1,086,753
TOTAL LIABILITIES	27,751,680

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 at a liquidation value of $25 per share (note 5)	190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 29,233,972 (note 5)	$955,417,661

NET ASSET VALUE PER COMMON SHARE	$32.68

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 29,233,972 shares at par value (note 5)	$29,233,972
Additional paid-in capital (note 5)	542,441,142
Undistributed realized gain on securities sold	367,302
Undistributed net investment income (note 5)	947,161
Accumulated other comprehensive loss (note 7)	(7,772,799)
Unallocated distributions on Preferred Stock	(219,955)
Unrealized appreciation on investments and option written	390,420,838

NET ASSETS APPLICABLE TO COMMON STOCK	$955,417,661

(see notes to financial statements)

YEAR ENDED
INCOME	DECEMBER 31, 2012
Dividends (net of foreign withholding taxes of $525,669)	$22,732,018
Interest	2,790
TOTAL INCOME	22,734,808
EXPENSES
Investment research	9,187,143
Administration and operations	3,913,109
Office space and general	1,678,113
Directors’ fees and expenses	263,895
Auditing and legal fees	227,842
Miscellaneous taxes	191,086
Transfer agent, custodian and registrar fees and expenses	170,927
Stockholders’ meeting and reports	129,669
TOTAL EXPENSES	15,761,784
NET INVESTMENT INCOME	6,973,024
Realized Gain And Change In Unrealized Appreciation On Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Securities transactions (long-term, except for $741,626)	60,684,089
Written option transactions (notes 1b and 4)	(225,805)
60,458,284
Net increase in unrealized appreciation	84,267,705
NET INVESTMENT INCOME ON INVESTMENTS	151,699,013
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$140,387,041

(see notes to financial statements)

	YEAR ENDED DECEMBER 31,
OPERATIONS	2012	2011
Net investment income	$6,973,024	$5,295,369
Net realized gain on investments	60,458,284	19,507,647
Net increase (decrease) in unrealized appreciation	84,267,705	(42,899,858)
	151,699,013	(18,096,842)

Distributions to Preferred Stockholders:
From net investment income	(1,205,766)	(3,326,632)
From short-term capital gains	(85,020)	(249,312)
From long-term capital gains	(10,021,186)	(7,736,028)
Decrease in net assets from Preferred distributions	(11,311,972)	(11,311,972)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	140,387,041	(29,408,814)
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	(87,605)	(2,864,213)

DISTRIBUTIONS TO COMMON STOCKHOLDERS

From net investment income	(6,109,048)	(4,388,308)
From short-term capital gains	(430,801)	(328,878)
From long-term capital gains	(50,405,654)	(10,204,952)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(56,945,503)	(14,922,138)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends
and distributions	21,554,674	7,094,056
Cost of Common Shares purchased	(36,028,316)	(24,302,457)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(14,473,642)	(17,208,401)
NET INCREASE (DECREASE) IN NET ASSETS	68,880,291	(64,403,566)
NET ASSETS APPLICABLE TO COMMON STOCK

BEGINNING OF YEAR	886,537,370	950,940,936
END OF YEAR (including undistributed net investment
income of $947,161 and $1,286,147, respectively)	$955,417,661	$886,537,370

(see notes to financial statements)

The table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2012.  This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$29.78	$31.26	$27.50	$21.09	$38.10
Net investment income	.24	.18	.19	.11	.42
Net gain (loss) on securities - realized
and unrealized	5.05	(.68)	4.37	6.94	(16.15)
Other comprehensive income (loss)	—	(.10)	—	.07	(.25)
	5.29	(.60)	4.56	7.12	(15.98)
Distributions on Preferred Stock:
Dividends from net investment income	(.04)	(.11)	(.07)	(.11)	(.11)
Distributions from net short-term
capital gains	(.01)	(.01)	(.03)	(.05)	—
Distributions from net long-term
capital gains	(.34)	(.26)	(.27)	(.19)	(.27)
Distributions from return of capital	—	—	—	(.01)	—
	(.39)	(.38)	(.37)	(.36)	(.38)
Total from investment operations	(4.90)	(.98)	4.19	6.76	(16.36)

Distributions on Common Stock:
Dividends from net investment income	(.21)	(.15)	(.08)	(.10)	(.19)
Distributions from net short-term
capital gains	(.02)	(.01)	(.03)	(.05)	—
Distributions from net long-term
capital gains	(1.77)	(.34)	(.32)	(.19)	(.46)
Distributions from return of capital	—	—	—	(.01)	—
	(2.00)	(.50)	(.43)	(.35)	(.65)

Net asset value, end of year	$32.68	$29.78	$31.26	$27.50	$21.09
Per share market value, end of year	$27.82	$24.91	$26.82	$23.46	$17.40

TOTAL INVESTMENT RETURN - Stockholder
Return, based on market price per share	19.77%	(5.29%)	16.24%	36.86%	(48.20%)

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of year (000’s omitted)	$955,418	$886,537	$950,941	$864,323	$674,598
Ratio of expenses to average net assets
applicable to Common Stock	1.67%	1.39%	1.54%	1.93%	0.87%
Ratio of net income to average net assets
applicable to Common Stock	0.74%	0.56%	0.66%	0.46%	1.31%
Portfolio turnover rate	9.56%	11.17%	18.09%	24.95%	25.52%

PREFERRED STOCK
Liquidation value, end of year
(000’s omitted)	$190,117	$190,117	$190,117	$190,117	$199,617
Asset coverage	603%	566%	600%	555%	438%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.54	$25.47	$24.95	$24.53	$21.90

1. SIGNIFICANT ACCOUNTING POLICIES
General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company
Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States
(“U.S. GAAP”)requires management to make estimates and assumptions that affect the amounts reported in the financial state-
ments and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to spe-
cific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the
Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the pre-
mium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of
Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of dis-
count and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valu-
ation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign ex-
change rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not sepa-
rately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of
U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmen-
tal supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net real-
ized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regula-
tions are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regu-
lated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for
Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from previous page.)
g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indem-
nifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS
Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using am-
ortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.),
and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of in-
vestments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with invest-
ing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of December 31,
2012:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,025,685,007	—	$21,218,125	$1,046,903,132
Warrant	2,668,500	—	—	2,668,500
Money market fund	119,248,846	—	—	119,248,846
Total	$1,147,602,353	—	$21,218,125	$1,168,820,478
Liabilities
Options Written	($132,000)			($132,000)

The aggregate value of Level 3 portfolio investments changed during the year ended December 31, 2012 as follows:

Change in portfolio valuations using significant unobservable inputs	Level 3
Fair value at December 31, 2011	$19,860,500
Net change in unrealized appreciation on investments	1,357,625
Fair value at December 31, 2012	$21,218,125

The increase in net unrealized appreciation included in the results of operations attributable to Level 3 assets held at December 31, 2012 and reported within the caption
Net change in unrealized appreciation in the Statement of Operations:	$1,357,625

Transfers, if any, are reported as of the end of the reporting period. There were no transfers between Levels during the year ended December 31, 2012.

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities and options) during 2012 amounted to $99,438,407 and
$226,293,234, on long transactions, respectively.

4. WRITTEN OPTIONS
The level of activity in written options varies from year to year based upon market conditions. Transactions in written call options and collateralized put options during the year ended December 31, 2012 were as follows:

	COVERED CALLS		COLLATERALIZED PUTS
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Options outstanding, December 31, 2011	0	$0	0	$0
Options written	600	416,106	1,510	906,543
Options exercised	(100)	(101,421)	(670)	(586,475)
Options terminated in closing purchase transaction	(200)	(209,686)	(840)	(320,068)
Options outstanding, December 31, 2012	300	104,999	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and
10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 29,233,972 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2012.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock,
Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.
On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred
Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from previous page.)
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require-
ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gen-
erally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addi-
tion, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, vot-
ing separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2012 and 2011 were as follows:

	SHARES		AMOUNT
	2012	2011	2012	2011

Shares issued in payment of dividends and
distributions (includes 766,116 and
278,416 shares issued from treasury,
respectively)	766,116	278,416	$766,116	$278,416
Increase in paid-in capital			20,788,558	6,815,640
Total increase			21,554,674	7,094,056
Shares purchased (at an average
discount from net asset value of
14.5% and 14.6%, respectively)	(1,298,533)	(935,321)	(1,298,533)	(935,321)
Decrease in paid-in capital			(34,729,783)	(23,367,136)
Total decrease			(36,028,316)	(24,302,457)
Net decrease	(532,417)	(656,905)	($14,473,642)	($17,208,401)

At December 31, 2012, the Company held in its treasury 2,746,900 shares of Common Stock with an aggregate cost of $72,428,089.

The tax basis distribution during the year ended December 31, 2012 is as follows: ordinary distributions of $7,830,635, long-term capital gains distributions of $60,426,840. As of December 31, 2012, distributable earnings on a tax basis included $295,371 from undistributed net long-term capital gains, $378,924 from undistributed ordinary income and $390,366,710 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends incurred during the year ended December 31, 2012. As a result, undistributed net investment income was increased by $2,804, additional paid-in capital was decreased by $1,318 and accumulated net realized gain on investment transactions was decreased by $1,486. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION
The aggregate compensation accrued and paid by the Company during the year ended December 31, 2012 to its officers (identified on page 20) amounted to $8,201,333.

7. BENEFIT PLANS
The Company has funded (Qualified) and unfunded (Supplemental) defined contribution thrift plans that are available to its employees.
The aggregate cost of such plans for 2012 was $986,040. The qualified thrift plan acquired 51,055 shares, sold 6,900 shares and distributed
139,163 shares of the Company’s Common Stock during the year ended December 31, 2012, and held 484,836 shares of the Company’s
Common Stock at December 31, 2012. The Company also has both funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plan provides a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

7. BENEFIT PLANS - (Continued from previous page.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	DECEMBER 31, 2012 (MEASUREMENT DATE)
	QUALIFIED	SUPPLEMENTAL
	PLAN	PLAN	TOTAL
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$13,126,845	$4,175,735	$17,302,580
Service cost	387,163	130,543	517,706
Interest cost	573,441	179,471	752,912
Benefits paid	(627,915)	(192,537)	(820,452)
Actuarial losses	948,513	723,198	1,671,711
Projected benefit obligation at end of year	14,408,047	5,016,410	19,424,457
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	14,161,765	—	14,161,765
Actual return on plan assets	1,869,198	—	1,869,198
Employer contributions	—	192,537	192,537
Benefits paid	(627,915)	(192,537)	(820,452)
Fair value of plan assets at end of year	15,403,048	—	15,403,048
FUNDED STATUS AT END OF YEAR	$995,001	($5,016,410)	($4,021,409)

Accumulated benefit obligation at end of year	$13,215,019	$4,534,664	$17,749,683

CHANGE IN FUNDED STATUS:	BEFORE	ADJUSTMENTS	AFTER
Noncurrent benefit asset	$1,034,920	($39,919)	$995,001
LIABILITIES
Current benefit liability	(249,660)	(24,938)	(274,598)
Noncurrent benefit liability	(3,926,075)	(815,737)	(4,741,812)

ACCUMULATED OTHER COMPREHENSIVE LOSS	7,685,194	87,605	7,772,799

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial gain	$7,484,834	$134,199	$7,619,033
Prior service cost	200,360	(46,594)	153,766
	$7,685,194	$87,605	$7,772,799
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31, 2012 AND FOR DETERMINING
NET PERIODIC BENEFIT COST FOR THE YEAR ENDED DECEMBER 31, 2012:
Discount rate	4.35%	4.35%
Expected return on plan assets	7.50%	N/A
Salary scale assumption	4.25%	4.25%

COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$387,163	$130,543	$517,706
Interest cost	573,441	179,471	752,912
Expected return on plan assets	(1,023,384)	—	(1,023,384)
Amortization of:
Prior service cost	45,837	757	46,594
Recognized net actuarial loss	691,698	—	691,698
Net periodic benefit cost	$674,755	$310,771	$985,526

PLAN ASSETS
The Company’s qualified pension plan asset allocation by asset class at December 31, 2012, is as follows:

ASSET CATEGORY	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities	$12,088,395	$2,490,516	—	$14,578,911
Debt securities	276,585	—	—	276,585
Money market fund	710,950	—	—	710,950
Total	$13,075,930	$2,490,516	—	$15,566,446

EXPECTED CASH FLOWS	QUALIFIED PLAN	SUPPLEMENTAL PLAN	TOTAL
Expected Company contributions for 2013	—	$274,598	$274,598
Expected benefit payments:
2013	$685,896	$274,598	$960,494
2014	723,666	267,921	991,587
2015	768,066	267,521	1,035,587
2016	787,203	266,307	1,053,510
2017	793,567	257,470	1,051,037
2018-2022	4,108,050	1,185,490	5,293,540

8. OPERATING LEASE COMMITMENT
In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $1,104,200 for the year ended December 31, 2012. Minimum rental commitments under the operating lease are approximately $1,183,000 per annum in 2013 through 2017, and $99,000 in 2018.

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF	the Company’s internal control over financial
GENERAL AMERICAN INVESTORS COMPANY, INC.	reporting. Accordingly, we express no such
opinion. An audit includes examining, on a
We have audited the accompanying statement	test basis, evidence supporting the amounts
of assets and liabilities, including the statement	and disclosures in the financial statements. Our
of investments, of General American Investors	procedures included confirmation of securities
Company, Inc. as of December 31, 2012, and the	owned as of December 31, 2012, by correspon-
related statement of operations for the year then	dence with the custodian and brokers. An audit
ended, the statement of changes in net assets for	also includes assessing the accounting principles
each of the two years in the period then ended,	used and significant estimates made by manage-
and financial highlights for each of the five years	ment, as well as evaluating the overall financial
in the period then ended. These financial state-	statement presentation. We believe that our
ments and financial highlights are the respon-	audits provide a reasonable basis for our opin-
sibility of the Company’s management. Our	ion.
responsibility is to express an opinion on these
financial statements and financial highlights	In our opinion, the financial statements and
based on our audits.	financial highlights referred to above present
fairly, in all material respects, the financial posi-
We conducted our audits in accordance with the	tion of General American Investors Company,
standards of the Public Company Accounting	Inc. at December 31, 2012, the results of its oper-
Oversight Board (United States). Those standards	ations for the year then ended, the changes in its
require that we plan and perform the audit to	net assets for each of the two years in the period
obtain reasonable assurance about whether the	then ended, and the financial highlights for each
financial statements and financial highlights	of the five years in the period then ended, in con-
are free of material misstatement. We were not	formity with U.S. generally accepted accounting
engaged to perform an audit of the Company’s	principles.
internal control over financial reporting. Our
audits included consideration of internal control	Ernst & Young LLP
over financial reporting as a basis for design-
ing audit procedures that are appropriate in	New York, New York
the circumstances, but not for the purpose of	February 6, 2013
expressing an opinion on the effectiveness of

NAME (AGE)	PRINCIPAL OCCUPATION	NAME (AGE)	PRINCIPAL OCCUPATION
EMPLOYEE SINCE	DURING PAST 5 YEARS	EMPLOYEE SINCE	DURING PAST 5 YEARS

Jeffrey W. Priest (50)	President of the Company	Sally A. Lynch, Ph.D. (53)	Vice-President of the
2010	since 2012 and Chief Executive	1997	Company since 2006,
	Officer effective 2013,		securities analyst
	Managing Member and		(biotechnology industry)
President, Amajac Capital
	Management, LLC	Michael Robinson (40)	Vice-President of the
	(1999-2010)	2006	Company since 2010,
securities analyst (general
Andrew V. Vindigni (53)	Senior Vice-Prewident of the		industries)
1988	Company since 2006,
	Vice-President 1995-2006	Diane G. Radosti (60)	Treasurer of the
	securities analyst (financial	1980	Company since 1990,
	services and consumer		Principal Accounting
	non-durables industries)		Officer since 2003

Eugene S. Stark (54)	Vice-President, Administration	Maureen E. LoBello (62)	Corporate Secretary effective
2005	of the Company and	1992	2013, Assistant Corporate
	Principal Financial Officer		Secretary since 2005
	since 2005, Chief Compliance		benefits administration
Officer since 2006

Craig A. Grassi (44)	Vice-President effective 2013,
1991	Assistant Vice-President of
the Company since 2005
securities analyst and
information technology

All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting on the second
 Wednesday in April. The address for each officer is the Company’s office. All information as of February 6, 2013.

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
INDEPENDENT AUDITORS	Brooklyn, NY 11219
Ernst & Young LLP	1-800-413-5499
www.amstock.com
CUSTODIAN
State Street Bank and Trust
Company

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 15 and 16. Prospective pur-
chases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the
Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the
Company’s proxy voting record for the twelve-month period ended June 30, 2012 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninves-
tors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly
Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.
Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the
Company’s Form N-Q may be obtained by calling us at 1-800-436-8401.

On May 2, 2012, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the
NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and re-
lated SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

NAME (AGE)	PRINCIPAL OCCUPATION
DIRECTOR SINCE	DURING PAST 5 YEARS	CURRENT DIRECTORSHIPS AND AFFILIATIONS
INDEPENDENTDIRECTORS
Arthur G. Altschul, Jr. (48)	Co-Founder and Chairman	Child Mind Institute, Director
1995	Kolltan Pharmaceuticals, Inc.	Delta Opportunity Fund, Ltd., Director
Neurosciences Research Foundation, Trustee
	Managing Member	The Overbrook Foundation, Director
Diaz & Altschul Capital
Management, LLC
(private investment company)

Rodney B. Berens (67)	Founding Partner	Agni Capital Management Ltd., Member of Investment Committee
2007	Berens Capital Management, LLC	Alfred P. Sloan Foundation, Member of Investment Committee
Peterson Institute for International Economics, Member of Investment
Committee
Pierpont Morgan Library, Trustee and Head of Investment Committee
The Woods Hole Oceanographic Institute, Trustee and Member of
Investment Committee

Lewis B. Cullman (94)	Philanthropist	Chess-in-the-Schools, Chairman Emeritus
1961		Metropolitan Museum of Art, Honorary Trustee
Museum of Modern Art, Vice Chairman, International Council and
Honorary Trustee
Neurosciences Research Foundation, Vice Chairman, Board of Trustees
The New York Botanical Garden, Senior Vice Chairman, Board of Managers
The New York Public Library, Trustee

Gerald M. Edelman (83)	Member and Professor (formerly, Chairman)	Neurosciences Institute of the Neurosciences Research Foundation
1976	of the Department of Neurobiology	Director and President
	The Scripps Research Institute	NGN Capital, Chairman, Advisory Board
Promosome, LLC, Chairman, Scientific Advisory Board

John D. Gordan, III (67)	Retired, Senior Counsel (2010-June 2011)
1986	Partner (1994-2010)
Morgan, Lewis & Bockius LLP
(law firm)

Betsy F. Gotbaum (74)	New York City’s Public Advocate	Community Service Society, Trustee
2010	(2002-December 2009)	Coro Leadership, Trustee
Fisher Center for Alzheimer’s Research Foundation, Trustee
Learning Leaders, Trustee
Visiting Nurse Association of New York, Trustee

Sidney R. Knafel (82)	Lead Independent Director	IGENE Biotechnology, Inc., Director
1994	Managing Partner
SRK Management Company
(private investment company)

Daniel M. Neidich (63)	Chief Executive Officer	Child Mind Institute, Director
2007	Dune Real Estate Partners LP	Prep for Prep, Director
	(since December 2009)	Real Estate Roundtable, Chairman, Board of Directors
Urban Land Institute, Trustee
Founding Partner and Co-Chief
Executive Officer
DuneCapital Management LP
(2005-December 2009)

D. Ellen Shuman (57)	Vice President and	American Academy of Arts and Letters, Investment Advisor
2004	Chief Investment Officer	Bowdoin College, Trustee
	Carnegie Corporation of New York	Brandywine Group Advisors Inc., Consultant and Member of
	(1999-July 2011)	Investment Committee
Community Foundation of Greater New Haven, Investment Advisor
Corsair Capital, Advisory Board Member
Edna McConnell Clark Foundation, Trustee

Raymond S. Troubh (86)	Financial Consultant	Diamond Offshore Drilling, Inc., Director
1989		Gentiva Health Services, Inc., Director
The Wendy’s Company, Director

INTERESTED DIRECTORS
Spencer Davidson (70)	Chairman of the Board	Neurosciences Research Foundation, Trustee
1995	General American Investors
Company, Inc.
President and Chief Executive
Officer (1995-2012)

Jeffrey W. Priest (50)	President of the Company
2013	since 2012 and Chief Executive Officer
effective 2013

All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting on the second Wednesday in April.
The address for each Director is the Company’s office. All information as of February 6, 2013.

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's principal executive and senior financial officers. The code of ethics is available on registrant's Internet website at
http://www.generalamericaninvestors.com/governance/codeofethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant's audit committee meets the definition of "audit committee financial expert" as the term has been defined by the U.S. Securities and Exchange Commission (the
"Commission"). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant's annual financial statements and the review of the registrant's semi-annual financial statements for 2012 and 2011 were $115,000 and $106,890, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2012 and
2011 were $31,000 and $33,790, respectively. Such services and related fees for
2012 and 2011 included: performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($-0- and $8,550, respectively), review of quarterly employee security transactions and issuance of report thereon ($20,500 and $19,900, respectively) and other audit-related services
($5,500 and $5,340, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant's federal, state and city income tax returns and excise tax calculations for 2012 and 2011 were $18,380 and $17,840, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young
LLP for 2012 or 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee.
All services performed during 2012 and 2011 were pre-approved by the committee.

  (2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2012 and 2011 were $44,380 and $51,630, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934. The members of the audit committee are: D. Ellen Shuman, chairman,
Arthur G. Altschul, Jr., Rodney B. Berens, Lewis B. Cullman, and John D. Gordan, III.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                 General American Investors Company, Inc.

          PROXY VOTING POLICIES AND PROCEDURES

     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel.
We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously.
As indicated above, it is an integral part of the analytical process at General
American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

As of the close of business on December 31, 2012, the date of this filing, Mr. Jeffrey W.
Priest, President, became the Chief Executive Officer and will serve as the Portfolio
Manager of the registrant. He is responsible for the day-to-day management of the registrant. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012. Prior thereto he was the Managing Member and President of Amajac Capital Management, LLC, an investment advisory company he founded in
1999. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the
S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr.
Priest beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

Through December 31, 2012, Spencer Davidson served as Chief Executive Officer and
Portfolio Manager as he has done since 1995. He continues to serve as Chairman.
Mr. Davidson does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Davison received cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus was principally based upon the absolute performance of the registrant and its relative performance to a closed-
end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance was evaluated in December by the Compensation
Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total investment return during the twelve months ended October 31. Additional consideration was given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm.
Mr. Davidson beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

	Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
	2012	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
		Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
				or Programs	the Plans or Programs
	07/01-07/31	0	0	0	982,561
	08/01-08/31	0	0	0	982,561
	09/01-09/30	86,728	29.3970	86,728	895,833
	10/01-10/31	88,548	29.3738	88,548	807,285
	11/01-11/30	0	0	0	807,285
	12/01-12/31	7,000	28.3643	7,000	800,285

	Total for period	182,276		182,276

Note	-	The Board of Directors has authorized the of the registrant’s common stock when the shares are
		trading at a discount from the underlying net asset value of at least 8%. This represents a continuation
		of the repurchase program which began in March 1995. As of the beginning of the period, July 1, 2012,
		there were 982,561shares available for repurchase under such authorization. As of the end of the period,
		December 31, 2012, there were 800,285 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

	Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
	2012	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
		Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
				or Programs	the Plans or Programs

	07/01-07/31				604,687
	08/01-08/31				604,687
	09/01-09/30				604,687
	10/01-10/31				604,687
	11/01-11/30				604,687
	12/01-12/31				604,687

	Total for year

Note	-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are
		trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2012,
		there were 604,687 shares available for repurchase under such authorization. As of the end of the period,
		December 31, 2012, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommmend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 22, 2012.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2012, an evaluation was performed under the supervision and with the participation of the officers of General American Investors
Company, Inc. (the "Registrant"), including the principal executive officer
("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
December 31, 2012, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR and on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's
Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company
Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company

Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:	/s/Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 7, 2013

By:	/s/Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 7, 2013